UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2006

-----------------

I-TRAX, INC.
------------------------------------------------------
(Exact name of registrant as specified in its charter)

Delaware ------------------------	001-31584 ------------------------	23-3057155 ------------------------
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Hillman Drive, Suite 130 Chadds Ford, Pennsylvania ------------------------------------------------	19317 ------------------------------------------------
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (610) 459-2405

N/A
-----------------------------------------------------
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

I-trax, Inc., certain of its direct and indirect subsidiaries, and Bank of America, N.A., are parties to a senior secured credit facility pursuant to a Credit Agreement dated as of March 19, 2004. On May 4, 2006, I-trax, certain of its direct and indirect subsidiaries, and Bank of America executed a Seventh Amendment to the Credit Agreement. The Seventh Amendment is effective as of March 31, 2006.

Under the Seventh Amendment:

•	The maturity of the facility is extended from April 1, 2007 to October 1, 2007.

•	“EBITDA” is redefined to exclude non-cash stock-based compensation expense.

•	The “Fixed Charge Coverage Ratio” is reset.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I-TRAX, INC.

Date: May 11, 2006	By:	/s/ David R. Bock
	Name:	David R. Bock
	Title:	Executive Vice President and Chief Financial Officer